SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): April 6, 2011

                        Biggest Little Investments L.P.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     0-16856                 13-3368726
--------------------------    ----------------------    ---------------------
(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



 3702 S. Virginia St., Unit G2
          Reno, Nevada                                           89502
--------------------------------                         --------------------
(Address of principal executive                                (Zip Code)
           offices)

                                (775) 825-3355
             ---------------------------------------------------
             (Registrant's telephone number, including area code)


             ---------------------------------------------------
         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))
?

ITEM 4.01. Changes in Registrant?s Certifying Accountant.

     On April 6, 2011, Biggest Little Investments, L.P. (the ?Partnership?) received a letter from its independent auditor, Mark Bailey & Co. (?MB & Co.?), notifying the Partnership that MB & Co. had chosen not to stand for re-appointment as the Partnership?s independent auditor.

     Neither of MB & Co.?s reports on the Partnership?s financial statements for the years ended December 31, 2010 or 2009 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, there were no disagreements between the Partnership and MB & Co. on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the years ended December 31, 2010 or 2009, or during the quarter ended March 31, 2011, which disagreement(s), if not resolved to the satisfaction of MB & Co., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

     On April 13, 2011, the Partnership engaged M&K CPAs, PLLC as its independent auditor for the fiscal years ending December 31, 2011, 2012 and 2013. This decision was approved by the Partnership?s manager. The Partnership does not have an audit or similar committee. During fiscal years 2009 and 2010 and the fiscal quarter ended March 31, 2011, the Partnership did not consult M&K CPAs, PLLC regarding:

     (i) Either: The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Partnership's financial statements, and neither a written report was provided to the Partnership nor was oral advice provided that M&K CPAs, PLLC concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

   (a) Not applicable.
   (b) Not applicable.
   (c) Not applicable.
   (d) Exhibits.

     The exhibits required to be attached by Item 601 of Regulation S-K are listed in the Index to Exhibits on page 4 of this Form 8-K/A and are incorporated herein by reference.












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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 27th day of April, 2011.


                                Biggest Little Investments L.P.

                                By:  Maxum LLC
                                     Its General Partner


                                     By:  /s/ Ben Farahi
                                     -------------------
                                              Ben Farahi
                                              Manager










































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                                 EXHIBIT INDEX


Exhibit No.       Description

16.1 Letter from Mark Bailey & Company, Ltd. dated April 25, 2011, stating agreement with the statements made in Form 8-K filed by Biggest Little Investments, L.P. on April 25, 2011.

16.2 Letter from Mark Bailey & Company, Ltd. dated April 27, 2011, stating agreement with the statements made in Form 8-K/A filed by Biggest Little Investments, L.P. on April 27,
2011.














































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                                                                 Exhibit 16.1


                                                  Mark Bailey & Company, Ltd.
                                                 1495 Ridgeview Dr., Ste. 200
                                                               Reno, NV 89519
                                                  http://www.markbaileyco.com


April 25, 2011

United States Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re: Biggest Little Investments L.P.

We have read the statements included in Item 4.01 of the Form 8-K. We agree with such statements made regarding our Firm.

Yours truly,


/s/ Mark Bailey & Company, Ltd.

Reno, Nevada


































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                                                                 Exhibit 16.2


                                                  Mark Bailey & Company, Ltd.
                                                 1495 Ridgeview Dr., Ste. 200
                                                               Reno, NV 89519
                                                  http://www.markbaileyco.com


April 27, 2011

United States Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re: Biggest Little Investments L.P.

We have read the statements included in Item 4.01 of the Form 8-K/A. We agree with such statements made regarding our Firm.

Yours truly,


/s/ Mark Bailey & Company, Ltd.

Reno, Nevada



































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